                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

                         Date of Report:  July 14, 1995

                                XTRA Corporation
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                             1-7654                           06-0954158
- --------------------------------------------------------------------------------
State of incorporation             (Commission                    (IRS Employer
of organization                     File Number)             Identification No.)

60 State Street, Boston, MA                                                02109
- --------------------------------------------------------------------------------
(Address of principal executive offices)                               Zip Code


Registrant's telephone number including area code:  (617) 367-5000
- --------------------------------------------------------------------------------

                                      N/A
- --------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)






Exhibit index appears on numbered page 5.

Item 2.  Acquisition of Assets
         ---------------------


On June 30, 1995, XTRA Corporation ("the Company") acquired certain of the assets and assumed certain of the liabilities of Matson Leasing Company, Inc. ("Matson"), a wholly-owned subsidiary of Alexander & Baldwin, Inc. The total consideration paid, all cash, amounted to approximately $360 million.

Matson is a major lessor of marine containers. Matson's assets at June 30, 1995 consist primarily of a fleet of approximately 170,000 twenty-foot equivalent units and revenues for the twelve months ended December 31, 1994 were approximately $64 million.

In connection with the acquisition, the Company's two revolving credit agreements were replaced with a new $590 million term loan and revolving credit agreement with an expanded bank group as identified in the Credit Agreement dated as of June 30, 1995, filed as Exhibit 2.2 to this Current Report on Form 8-K. The Company used approximately $160 million of the new revolver commitments to replace the borrowings committed under the previous revolving credit agreement and approximately $360 million to finance the acquisition. After giving effect to the acquisition, the Company, as of June 30, 1995, had approximately $70 million of unused commitment available under the Credit Agreement.

Item 7.  Financial Statements
         --------------------




Information required for this item has been reported on a previous Form 8-K filed by the Company on June 20, 1995.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                 XTRA Corporation
                                          ------------------------------
                                                   (Registrant)



Date:   July 14, 1995                          /s/ Michael J. Soja
      -----------------------------       ------------------------------
                                                   Michael J. Soja
                                                   Vice President and
                                                     Chief Financial Officer

                                 Exhibit Index
                                 -------------


Exhibit No.        Description
- ----------         -----------

      2.1 Asset Purchase Agreement among XTRA Inc. and Matson Navigation Company, Inc., and Matson Leasing Company, Inc. - Dated June 30, 1995

      2.2 Credit Agreement - Dated as of June 30, 1995 Among XTRA Inc., Bank of America Illinois and Each of the Other Financial Institutions From Time to Time Parties Hereto, with Bank of America National Trust and Savings Association as Administrative Agent and The First National Bank of Boston as Documentation Agent

      2.3          Guaranty - dated June 30, 1995 by XTRA Corporation

      2.4          Guaranty - dated June 30, 1995 by XTRA Missouri Inc.